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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-K
                                -----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                28 December, 2007
                                 Date of Report
                        (Date of earliest event reported)
                                -----------------

                     Overseas Partners Ltd. - in Liquidation
             (Exact name of registrant as specified in its charter)
                                -----------------

       Islands of Bermuda                   0-11538                   N/A
 (State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                              Identification No.)

               PricewaterhouseCoopers                           HM 11 Bermuda
                  Dorchester House                                (Zip Code)
                   7 Church Street
               Hamilton HM 11 Bermuda
      (Address of principal executive offices)

                                  441-295-0788
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

On 28 December, 2007, Overseas Partners Ltd. - In Liquidation (the "Company") held its final General Meeting of Shareholders and the joint liquidators of the Company laid before such meeting a statement of account for the liquidation of the Company. The Company was dissolved under Bermuda law effective as of the date of such meeting. Promptly after such meeting, the joint liquidators of the Company filed with the Bermuda Registrar of Companies their final report of the liquidation of the Company. A copy of such report is filed as Exhibit 99.1 to this report and is hereby incorporated by reference.


Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number   Description


99.1 Joint Liquidators' final report of the liquidation of the Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 2 January, 2008

                                    OVERSEAS PARTNERS LTD.

                                    By:    /s/ Peter C. B. Mitchell
                                           -------------------------------------
                                           Peter C.B. Mitchell
                                           Joint Liquidator



                                    By:    /s/ Nigel J.S. Chatterjee
                                           -------------------------------------
                                           Nigel J.S. Chatterjee
                                           Joint Liquidator